UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 23, 2008

S.Y. BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

            On December 23, 2008, S.Y. Bancorp, Inc., parent company of Stock Yards Bank & Trust Company, completed an offering of $30 million of 10.00% Cumulative Trust Preferred Securities of its finance subsidiary, S.Y. Bancorp Capital Trust II, a newly-formed Delaware statutory trust, in a firm commitment offering pursuant to an underwriting agreement entered into on December 18, 2008 by and among S.Y Bancorp, the Trust and J.J.B. Hilliard, W.L. Lyons, LLC, as underwriter.  The offering included $3 million of Cumulative Trust Preferred Securities purchased by the underwriter to cover over-allotments.  The proceeds from the sale of the Cumulative Trust Preferred Securities, together with the proceeds from the sale by the Trust of its common securities to S.Y. Bancorp, were used by the trust to purchase an aggregate of $30.90 million of S.Y. Bancorp's 10.00% junior subordinated debentures due 2038 issued pursuant to an indenture entered into on December 23, 2008 by and between S.Y. Bancorp and Wilmington Trust Company, as trustee.  S.Y. Bancorp has guaranteed the distributions with respect to, and amounts payable upon liquidation or redemption of, the Cumulative Trust Preferred Securities on a subordinated basis as and to the extent set forth in the Preferred Securities Guarantee Agreement entered into on December 23, 2008, between the Company and Wilmington Trust Company, as Guarantee Trustee.  The Cumulative Trust Preferred Securities will trade on The NASDAQ Global Select Market under the symbol SYBTP.

            For additional information concerning the Cumulative Trust Preferred Securities, the Debentures and the Guarantee, please refer to the Indenture, the form of Subordinated Debenture, the Amended and Restated Trust Agreement, the form of Preferred Securities Certificate, the Preferred Securities Guarantee Agreement and the Agreement as to Expenses and Liabilities filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 respectively, to this Report and incorporated herein by reference.

Item 8.01        Other Events.

            On December 23, 2008, the Company issued a press release announcing the Trust's issuance of $30 million of the Cumulative Trust Preferred Securities pursuant to the Underwriting Agreement.  A copy of the press release announcing the completion of the offering is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

            (d)       Exhibits.

1.1	--	Underwriting Agreement dated December 18, 2008

4.1	--	Indenture for Subordinated Debentures, dated as of December 23, 2008

4.2	--	Form of Subordinated Debenture (included as Exhibit A to Exhibit 4.1)

4.3	--	Amended and Restated Trust Agreement of S.Y. Bancorp Capital Trust II, dated as of December 23, 2008

4.4	--	Form of Preferred Securities Certificate of S.Y. Bancorp Capital Trust II (included as Exhibit D to Exhibit 4.3)

4.5	--	Preferred Securities Guarantee Agreement of S.Y. Bancorp Capital Trust II, dated as of December 23, 2008

4.6	--	Agreement as to Expenses and Liabilities of S.Y. Bancorp Capital Trust II, dated as of December 23, 2008

99.1	--	Press Release dated December 23, 2008, announcing the completion of an offering of 10.00% Cumulative Trust Preferred Securities of S.Y. Bancorp Capital Trust II

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 23, 2008

S.Y. BANCORP, INC.

By:	/s/ David P. Heintzman
David P. Heintzman Chairman and Chief Executive Officer